UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JANUARY 9, 2009

WIRELESS AGE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-31338	98-0336674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3565 King Road, Suite 102
King City, Ontario Canada L7B 1M3
(Address of principal executive offices)

(905) 833-2753
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.03:	Bankruptcy or Receivership.

On January 9, 2009, Wireless Age Communications, Inc. (the “Registrant”), subsidiaries Wireless Age Communications Ltd. (“Wireless Age”) and Wireless Source Distribution Ltd. (“Wireless Source”) were informed they have been placed in receivership by Saskatchewan Telecommunications (“SaskTel”).

Wireless Age and Wireless Source were served; 1) Form 115 Notice of Intention to Enforce Security, and 2) Interim Receivership Order.

Form 115 was served pursuant to Section 244(1) of the Bankruptcy and Insolvency Act or Canada on January 9, 2009 and the Interim Receivership Order was granted by the Saskatchewan Court of Queen’s Bench in Bankruptcy and Insolvency Judicial Centre of Regina on January 9, 2009.

Meyers Norris Penny Limited was appointed Interim Receiver pursuant to section 47 of the Bankruptcy and Insolvency Act effective January 9, 2009.

The Registrant intends to attempt to over turn the Interim Receivership Order.

The Registrant issued a press release titled Wireless Age Subsidiaries Forced Into Receivership by SaskTel, a copy of which is appended hereto as Exhibit 99.1.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated January 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIRELESS AGE COMMUNICATIONS, INC.

Dated: January 12, 2009	By:	/s/ Gary Hokkanen
Name:Gary Hokkanen
Title:Chief Financial Officer